Exhibit 99.2

RENT-A-CENTER, INC. ANNOUNCES NEW STRATEGIC PLAN TO DRIVE GROWTH, IMPROVE PROFITABILITY AND DELIVER ENHANCED STOCKHOLDER VALUE

Initiatives Designed to Strengthen the U.S. Core Business, Optimize and Grow AcceptanceNow and Leverage Technology Investments

Anticipates Meaningful Improvement in 2018 – 2019 Operating Results

PLANO, Texas – April 10, 2017 – Rent-A-Center, Inc. (NASDAQ/NGS: RCII) (“Rent-A-Center” or the “Company”), the nation's largest rent-to-own operator, today announced a new strategic plan designed to restore growth, improve profitability and maximize value for all Rent-A-Center stockholders. These initiatives are focused on strengthening the Core U.S. business; optimizing and growing the AcceptanceNOW® (“ANow”) business; and leveraging technology investments to expand distribution channels and integrate retail and online offerings.

“Rent-A-Center remains focused on our mission to provide cash- and credit-constrained consumers with affordable and flexible access to durable goods that promote a higher quality of living,” said Mark Speese, Chairman of the Rent-A-Center Board and Chief Executive Officer. “While we have a long history of realizing this vision and are well-positioned to build on our core strengths, we recognize that significant improvement is needed. With the actions announced today, many of which are already underway, we are renewing our focus on what made Rent-A-Center an industry leader – starting with enhancing the value proposition of our offerings to increase customer satisfaction and enable higher rates of ownership.”

“We have also determined a clear path to strengthen the U.S. Core business, build on the recent momentum of AcceptanceNow and leverage our technology capabilities to drive growth in new channels. The Board and management team are prepared to execute the strategic plan expeditiously and are confident that these actions will maximize value for all Rent-A-Center stockholders,” concluded Speese.

Enhancing Customer Value Proposition

Rent-A-Center is in the process of executing on several key initiatives to drive customer satisfaction and increase ownership across both the U.S. Core and ANow businesses:

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U.S. Core: Rent-A-Center is taking steps to enhance its customer value proposition and create a clear path to ownership that better reflects the needs of its customers, retention rates and the natural life cycle of products.

The Company is reestablishing the 2x2 matrix cost-based approach as its foundational pricing strategy, and implementing shorter terms and alternative term strategies with the objective of increasing ownership from approximately 25% to 40%. The Company is also improving early payout options that promote ownership, with the expectation that return on investment will increase from approximately 2.7x to 3.0x. Rent-A-Center anticipates that these initiatives will result in an estimated run-rate EBITDA improvement of approximately $65 million by 2018-2019.

Taken together, the implementation of rates, terms and purchase options that are better aligned with customer needs are expected to increase ownership, accelerate inventory turn and improve cash flow in the U.S. Core business.

•
ANow: Initiatives underway at ANow include implementing shorter agreement terms, menu-based pricing and early purchase option offers to support retention and incentivize ownership; encouraging lease-to-own transactions across customer segments; and utilizing packaging concepts that maintain affordability.

Restoring Growth and Profitability in the U.S. Core Business

In addition to enhancing the customer value proposition, Rent-A-Center is taking significant actions to drive operational improvements in the U.S. Core business, including:

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Optimizing the product mix to better meet customer demand by shifting the concentration of higher-end, aspirational products across categories from 45% to 65%, increasing the average ticket price and leveraging the Company’s e-commerce platform to enable special-order and extended-aisle offerings. Rent-A-Center anticipates that expanding its selection of “Better / Best” products will result in higher tickets and improved economics. This initiative is expected to result in an estimated run-rate EBITDA improvement of approximately $40 million by 2018-2019.

•
Stabilizing and upgrading the workforce to improve customer relationships by increasing the mix of full-time labor and intensifying focus on co-worker development. The Company expects the increase in labor costs will be offset by improved execution in sales, customer service and collections. Additionally, the renewed focus on developing employees is anticipated to increase retention and stabilize the workforce. Since launching the initiative, store-level turnover has improved for five consecutive months. The Company expects that the increase of full-time labor will result in improved customer relationships and deliver an estimated run-rate EBITDA improvement of approximately $20 million by 2018-2019.

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Improving account management practices to lower delinquency rates by focusing on training, tools and incentives to resolve store-level execution issues. The Company anticipates its enhanced account management practices will deliver an estimated run-rate EBITDA improvement of approximately $35 million by 2018-2019, and has already reduced delinquencies over the last three consecutive months.

•
Optimizing the existing physical footprint to improve underperforming stores by rightsizing the number of employees across locations, enhancing inventory visibility, moving idle inventory more quickly and testing alternative opening schedules.

Building on Momentum to Optimize and Expand ANow

Rent-A-Center is implementing a number of initiatives across its ANow business to build on recent successes, drive growth and further enhance profitability, including:

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Optimizing key retail partnerships to deliver improved service and profitability by aggressively pursuing opportunities to benefit from the value ANow creates, such as offering multiple relationship options with varying service levels, modifying business-to-business transaction economics and leveraging retail partner exclusivities.

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Focusing and executing on growth-enabling capabilities to optimize existing locations by centralizing account management and building out unstaffed capabilities to more effectively scale operations at a substantially lower cost and with a faster speed-to-market.

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Enhancing decision engine and risk analytics to reduce losses and increase ownership by implementing consistent risk assessment polices and strategies across all ANow locations; translating data and experience to other markets and industry verticals; improving the customer experience through data-driven application and verification processes; leveraging Rent-A-Center’s proprietary scoring model for customer approval; and shaping approval rates and amounts with consistent monitoring and adjustments.

Leveraging Technology Investments to Expand into New Channels

Rent-A-Center is taking actions to accelerate its omni-channel platform by leveraging investments in digital capabilities that will enable a seamless customer experience across channels, markets, retailers, products and brands. Specific initiatives include:

•	Rapidly embracing digital channels as vital additional customer touch-points and opportunity to expand the rent-to-own value proposition to a broader group of customers;

•	Expanding e-commerce offerings and mobile applications to help customers engage when and how they prefer;

•	Simplifying transactions and expanding customer choice through self-service kiosks and assisted selling tools; and

•	Leveraging the Company’s newly-implemented, cloud-based point-of-sale platform that helps manage orders and reduce losses and operating costs.

Improving Results and Creating Value for Stockholders

As a result of the new plan announced today, Rent-A-Center expects to achieve the following targets in 2018 and 2019:

Metric	2018 Target Range	2019 Target Range
Revenue Growth	Low-single digits	Mid-single digits
EBITDA margin	7.5% - 8.5%	9.5% - 10.5%
Free cash flow	$70 - $90 million	$110 - $130 million
EPS	$1.20 - $1.40	$2.00 - $2.25

The Company is committed to executing on these initiatives to drive improved long-term financial performance and returns for all of its stockholders.

Additional details of the strategic plan can be found at investor.rentacenter.com.

J.P. Morgan is Rent-A-Center’s financial advisor and Winston & Strawn LLP is serving as its legal advisor.

About Rent-A-Center, Inc.
A rent-to-own industry leader, Plano, Texas-based, Rent-A-Center, Inc., is focused on improving the quality of life for its customers by providing them the opportunity to obtain ownership of high-quality, durable products such as consumer electronics, appliances, computers, furniture and accessories, under flexible rental purchase agreements with no long-term obligation. Rent-A-Center Franchising International, Inc., a wholly owned subsidiary of the Company, is a national franchiser of approximately 230 rent-to-own stores operating under the trade names of "Rent-A-Center," "ColorTyme," and "RimTyme."

Forward-Looking Statements

This press release and the guidance above contain forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. The Company believes that the expectations reflected in such forward-looking statements are accurate. However, there can be no assurance that such expectations will occur. The Company's actual future performance could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to: the general strength of the economy and other economic conditions affecting consumer preferences and spending; factors affecting the disposable income available to the Company's current and potential customers; changes in the unemployment rate; difficulties encountered in improving the financial and operational performance of the Company's business segments; our chief executive officer and chief financial officer transitions, including our ability to effectively operate and execute our strategies during the interim period and difficulties or delays in identifying and attracting a permanent chief financial officer with the required level of experience and expertise; failure to manage the Company's store labor and other store expenses; the Company’s ability to develop and successfully execute strategic initiatives; disruptions, including capacity-related outages, caused by the implementation and operation of the Company's new store information management system, and its transition to more-readily scalable, “cloud-based” solutions; the Company’s ability to successfully market smartphones and related services to its customers; the Company's ability to develop and successfully implement virtual or E-commerce capabilities, including mobile applications; disruptions in the Company's supply chain; limitations of, or disruptions in, the Company's distribution network; rapid inflation or deflation in the prices of the Company's products; the Company's ability to execute and the effectiveness of a store consolidation, including the Company's ability to retain the revenue from customer accounts merged into another store location as a result of a store consolidation; the Company's available cash flow; the Company's ability to identify and successfully market products and services that appeal to its customer demographic; consumer preferences and perceptions of the Company's brand; uncertainties regarding the ability to open new locations; the Company's ability to acquire additional stores or customer accounts on favorable terms; the Company's ability to control costs and increase profitability; the Company's ability to retain the revenue associated with acquired customer accounts and enhance the performance of acquired stores; the Company's ability to enter into new and collect on its rental or lease purchase agreements; the passage of legislation adversely affecting the Rent-to-Own industry; the Company's compliance with applicable statutes or regulations governing its transactions; changes in interest rates; adverse changes in the economic conditions of the industries, countries or markets that the Company serves; information technology and data security costs; the impact of any breaches in data security or other disturbances to the Company's information technology and other networks and the Company's ability to protect the integrity and security of individually identifiable data of its customers and employees; changes in the Company's stock price, the number of shares of common stock that it may or may not repurchase, and future dividends, if any; changes in estimates relating to self-insurance liabilities and income tax and litigation reserves; changes in the Company's effective tax rate; fluctuations in foreign currency exchange rates; the Company's ability to maintain an effective system of internal controls; the resolution of the Company's litigation; and the other risks detailed from time to time in the Company's SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Measures

This press release refers to EBITDA (earnings before interest, taxes, depreciation and amortization), and free cash flow (EBITDA less cash taxes, interest, capital expenditures, plus stock-based compensation expense and plus (less) the net decrease (increase) in net working capital), which are non-GAAP financial measures as defined in Item 10(e) of Regulation S-K. Management believes that presentation of these non-GAAP financial measures in this press release are useful to investors in their analysis of the Company’s projected performance in future periods. This non-GAAP financial information should be considered as supplemental in nature and not as a substitute for or superior to the historical financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similar measures presented by other companies.

The Company has not quantitatively reconciled differences between EBITDA or free cash flow and their corresponding GAAP measures for 2018 and 2019 projections due to the inherent uncertainty regarding variables affecting the comparison of these measures.

Additional Information and Where to Find It

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to its 2017 Annual Meeting. The Company stockholders are strongly encouraged to read any such proxy statement, the accompanying white proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at the Company’s website at www.rentacenter.com or by contacting the Company’s Investor Relations at 972-801-1100. The Company, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at Rent-A-Center’s 2017 Annual Meeting. Information about certain current directors and executive officers of the Company is available in the Company’s proxy statement, dated April 18, 2016, for its 2016 Annual Meeting. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the 2016 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Rent-A-Center’s 2017 Annual Meeting.

Contacts

Investors:
Maureen Short
Interim Chief Financial Officer
972-801-1899
maureen.short@rentacenter.com

Media:
Joele Frank, Wilkinson Brimmer Katcher
Kelly Sullivan / James Golden / Matt Gross / Aura Reinhard
212-355-4449